UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                      WASHINGTON, DC  20549


                            FORM 8-K

                         CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):  May 5, 1998


                     GERBER SCIENTIFIC, INC.
                -----------------------------------
                   (Exact name of Registrant as
                    specified in its charter)


           CONNECTICUT              1-5865          06-0640743
 ------------------------------  ------------  --------------------
  (State or other jurisdiction    (Commission    (I.R.S. Employer
       of incorporation or         File No.)   Identification No.)
          organization)


 83 Gerber Road West, South Windsor, Connecticut         06074
--------------------------------------------------  ---------------
     (Address of principal executive offices)         (Zip Code)



Registrant's Telephone Number, including area       (860) 644-1551
code:                                               ---------------



                         Not applicable
                     -----------------------
  (Former name or former address, if changes since last report)

                        TABLE OF CONTENTS
                        -----------------


                                                       PAGE
                                                       ----
Item 2.     Acquisition or Disposition of Assets.        2

Item 7(a).  Financial Statements of Business Acquired.   2

Item 7(b).  Pro Forma Financial Information.             2

Item 7(c).  Exhibits.                                    3

Signatures                                               4

Item 2.  Acquisition or Disposition of Assets

On  May 5, 1998, Gerber Scientific Inc. ("Gerber") announced  the
successful   completion  of  its  cash  tender  offer   for   the
acquisition of UK-based Spandex PLC ("Spandex"), Europe and North America's largest distributor of signmaking systems and supplies.
In its results for the year ended December 31, 1997, Spandex reported sales of 101.3 million GBP ($167 million). The acquisition of Spandex and the results of its operations will be accounted for in the Company's new fiscal year, which began May 1, 1998.

Operating out of 13 countries in Europe, Canada and the U.S., Spandex is engaged in three main activities: the distribution of signmaking systems, the distribution of signmaking materials, and the manufacturing of signmaking materials. In signmaking systems, the company markets, distributes, and supports computer-controlled signmaking equipment such as vinyl cutting plotters, specialist sign printers, and routers manufactured by Gerber Scientific Products, Inc., a wholly owned subsidiary of Gerber. In signmaking materials, the company supplies a comprehensive range of products including self-adhesive vinyls, banner materials, specialist signmaking films, application tapes, and sign blanks and substrates, as well as extruded aluminum sign systems and plastic components. In materials manufacturing, the company, through its wholly-own subsidiary Ultramark Adhesive Products Limited, manufactures self-adhesive vinyl films for the sign and allied industries in addition to labeling films for the packaging markets. Gerber will continue to market, distribute and support the Spandex product lines.

The  tender  price for the shares valued Spandex at approximately
106.4 million GBP ($173 million). In addition, Spandex had bank debt outstanding at the time of acquisition of approximately 6.2 million GBP ($10 million). The acquisition of the shares and the refinancing of the Spandex debt will be funded from a new $235 million multi-currency syndicated credit facility which the Company recently negotiated with a bank group.

Item 7(a).  Financial Statements of Business Acquired

As of the date of filing of this Current Report on Form 8-K, it is impracticable for Gerber to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after May 20, 1998.

Item 7(b).  Pro Forma Financial Information

As of the date of filing of this Current Report on Form 8-K, it is impracticable for Gerber to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after May 20, 1998.

Item 7(c).  Exhibits.

See Exhibit Index on the last page of this Current Report of Form
8-K, which is incorporated by reference.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            GERBER SCIENTIFIC, INC.
                            ------------------------
                                  (Registrant)



Date:   May 20, 1998        By:  / s / Gary K. Bennett
        ------------------       --------------------------------

                                 Gary K. Bennett
                                 Senior Vice President, Finance
                                 and Principal Accounting Officer

                          EXHIBIT INDEX


Exhibit Index
   Number                     Exhibit                  Page
-------------                 -------                  ----
     2         Recommended Cash Offers by Schroders
               on behalf of Gerber Scientific, Inc.
               for Spandex PLC.*

     99.1      Text of Press Release, dated
               May 5, 1998.*





*Filed herewith